Armour Tactical Flex Fund (ARMFX)

Prospectus

December 7, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of

 Portfolio Holdings

5

General Information

8

Shareholder Information

9

Investing in the Fund

10

Other Important Investment Information

16

Privacy Policy

How to Get More Information

Summary Section

Investment Objective

The Armour Tactical Flex Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.99%
Distribution Fees/Service (12b-1) Fees	0.00%
Other Expenses[1]	0.76%
Acquired Fund Fees and Expenses[1]	0.30%
Total Annual Fund Operating Expenses	2.05%

_______

1.

Based on estimated amounts for the current fiscal year.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year

Three Years

$208

$643

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies of the Fund

The Armour Tactical Flex Fund (the “Fund”) invests primarily in exchange-traded funds (“ETFs”), and other investment companies (collectively, “Underlying Funds”) as well as exchange-traded notes (“ETNs”).  ETFs are traded on an exchange and will generally attempt to replicate the performance of a particular index.  They may not always hold all of the securities as the index they attempt to track.  ETNs combine certain aspects of ETFs and, similar to ETFs, are traded on a major exchange during normal trading hours.

ArmourWealth, Inc. (the “Adviser”) employs a proprietary tactical strategy when managing the Fund (the “Strategy”).  The Strategy seeks to quantify opportunity and risk more effectively by applying quantitative metrics that are not limited as to investment philosophy, security type, asset class, or industry sector.  The Fund may invest in Underlying Funds that primarily invest in or ETNs that primarily track indices related to particular types of securities (e.g., equity or fixed income securities of various credit qualities, including high-yield securities or “junk bonds”), and others that invest in a variety of securities.  The Fund may also invest in Underlying Funds that emphasize either value or growth styles of investing or a combination thereof. Certain Underlying Funds and ETNs in which the Fund invests may invest in or track indices related to foreign or emerging market securities.  The Fund may invest in Underlying Funds or ETNs whose portfolios primarily consist of or who track indices that relate to physical commodities such as gold, silver, and other precious metals.

The Fund may also invest in inverse Underlying Funds, including double inverse (or ultra-short) funds and other products that move inversely to the Fund’s positions or to the specific market indices, when the Adviser believes a temporary defensive posture is needed.  An inverse Underlying Fund seeks to move in the opposite direction of the underlying index which it tracks on a daily basis.  Similarly, ultra short Underlying Funds seek to produce results that are typically two or more times above or below the performance of a particular index.Inverse Underlying Funds seek to negatively correlate to the performance of the particular index by using various forms of derivatives transactions, including short-selling the underlying index.  An investment in an inverse Underlying Fund will increase in value while the underlying index is falling.  Rather than selling a long-term holding of the Fund during short-term market disruptions, the Adviser may employ inverse Underlying Funds that are correlated to the holding to mitigate the effect on the Fund.

The Strategy is designed to monitor and quantify a wide variety of company-specific factors such as, corporate earnings, valuation metrics, debt, corporate news, leadership changes, technical indicators and micro or macro-economic influences.  The Strategy also monitors and quantifies other more global market factors such as political, behavioral, weather changes, terrorism, fear and greed.  For example, fear and greed are quantified by equally weighting several variables including, among others, junk bond appeal, market momentum, relative stock price strength and currency ratios; political factors are evaluated by reviewing headline volume and word placement across various news sources and social media outlets; and behavioral factors are evaluated by looking to certain motivator factors, the fear-greed scalars and the specific company details in relation to this background information.

When, based on the Strategy, the Adviser believes that market conditions turn positive or warrant an offensive or aggressive posture, the Fund will primarily invest in the Underlying Funds.  When the Adviser believes that market conditions warrant a defensive or protective posture, the Adviser may liquidate a substantial portion of the Underlying Funds and invest in money market instruments, cash, bonds and ETFs that short the market (perform inversely to broad market indexes), providing a hedge against the remaining long positions.

The Strategy employs various levels that dictate the percentage of the Fund’s assets to be invested defensively or offensively at a given time:

Possible Defensive Allocation Levels:

100%

75%

50%

25%

0%

Possible Offensive Allocation Levels:

0%

25%

50%

70%

75%

90% 100%

The Principal Risks of Investing in the Fund

General Market Risk.  Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Other Investment Company Risk / ETF and Index Mutual Fund Risk. The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying funds, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tired to large decreases in stock prices) temporarily stops stock trading.

Inverse Correlation Risk. To the extent the Fund invests in inverse (or ultra-short) ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds. During periods of higher index volatility, longer-term results for such funds may be more or less than twice the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases. Additionally, because these types of ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Commodity Risk.To the extent the Fund invests in ETFs that invest in, or hold, directly or indirectly, physical commodities, such as gold, silver, and other precious materials, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulation. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests (described below under “RIC Qualification Risk.” This could make it more difficult (or impossible) for the Fund to qualify as a RIC. In addition, there is some uncertainty regarding the tax treatment of the Fund’s indirect investments in commodities.

RIC Qualification Risk. To qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code (the “Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

Risks of Exchange Traded Notes.ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. ETNs are synthetic instruments in that they do not represent an interest in a basket of underlying securities, but they derive their return (or loss) from the performance of a group of securities, such as those represented in an index. Additionally, because the ETNs are issued by third parties, there is a risk that the party issuing the ETN may default.

Foreign Securities Risk. To the extent the Fund invests in underlying funds that invest in foreign securities it will be subject to foreign securities risk. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

Emerging Markets Risk.  To the extent that the Fund invests in underlying funds that invest in emerging markets, the foreign securities risk may be heightened.

Fixed Income Securities Risk.  To the extent the Fund invests in underlying funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. Investing in fixed income securities subjects the Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline. Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due. The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities. Junk bonds have more credit risk than investment grade bonds. Junk bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Small Company Risk.To the extent the Fund invests in underlying funds that invest in the securities of small companies, the Fund will be subject to greater risk than investing in larger, more established companies. Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Sector Risk. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Fund has over-weighted holdings within a particular sector, the Fund is subject to an increased risk that its investments in that sector may decline because of changing expectations for the performance of that sector.

Cash Investments Risk. From time to time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its investment objective. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses.

Portfolio Turnover.The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

New FundRisk.  The Fund was recently formed.   Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such liquidation could have negative tax consequences.

Management Risks.The Adviser's implementation of the Fund's strategy may fail to produce the intended results.

Performance History

The Fund is new and therefore has no performance history.

Management

Investment Adviser.

ArmourWealth, Inc.

Portfolio Manager.

Brett Rosenberger, Chief Executive Officer and Head Portfolio Manager, has managed the Fund since November 2012.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$ 5,000	$100
Automatic Investment Plan	$1,000	$100
IRA Account	$2,500	$100

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Armour Tactical Flex Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-855-270-2675. Purchases andredemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund's distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. In such a tax-deferred account, your tax liability is generally not incurred until you withdraw assets from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Armour Tactical Flex Fund’s investment objective is long-term capital appreciation.  The Fund’s investment objective is not fundamental and may be changed without shareholder approval, although the Fund will provide 60 days’ advance notice of any such change.

The Investment Selection Process Used by the Fund

The Armour Tactical Flex Fund (the “Fund”) invests primarily in exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) as well as exchange-traded notes (“ETNs”).  ArmourWealth, Inc. (the “Adviser”) employs a proprietary tactical strategy when managing the Fund (the “Strategy”).  The Strategy seeks to quantify opportunity and risk more effectively by applying quantitative metrics that are not limited as to investment philosophy, security type, asset class, or industry sector.

The Fund may invest in Underlying Funds that primarily invest in or ETNs that primarily track indices related to particular types of securities (e.g., equity or fixed income securities of various credit qualities, including high-yield securities or “junk bonds”), and others that invest in a variety of securities.  The Fund may also invest in Underlying Funds that emphasize either value or growth styles of investing or a combination thereof. Certain Underlying Funds and ETNs in which the Fund invests may invest in or track indices related to foreign or emerging market securities.  The Fund may invest in Underlying Funds or ETNs whose portfolios primarily consist of or who track indices related to physical commodities such as gold, silver, and other precious metals.

The Fund may also invest in inverse Underlying Funds, including double inverse (or ultra-short) funds and other products that move inversely to the Fund’s positions or to the specific market indices, when the Adviser believes a temporary defensive posture is needed.  Inverse Underlying Funds seek to move in the opposite direction of the performance of the particular index by using various forms of derivatives transactions, including short-selling the underlying index.  Ultra-Short Underlying Funds seek to produce results that are typically two or more times the negative return of the tracked index.  As a result, an investment in an ultra-short Underlying Fund will decrease in value when the value of the underlying index rises.  By investing in ultra-short Underlying Funds and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required.  An investment in an inverse Underlying Fund will increase in value while the underlying index is falling.  Rather than selling a long-term holding of the Fund during short-term market disruptions, the Adviser may employ inverse Underlying Funds that are correlated to the holding to mitigate the effect on the Fund.

The Strategy is designed to monitor and quantify a wide variety of company-specific factors such as, corporate earnings, valuation metrics, debt, corporate news, leadership changes, technical indicators and micro or macro-economic influences.  The Strategy also monitors and quantifies other more global market factors such as political, behavioral, weather changes, terrorism, fear and greed.  By applying advance mathematical theories such as “chaos” theory, “game” theory, and Euclidian geometry, the Strategy can measure many variables and determine how those variables affect the price of a potential investment.  For example, fear and greed are quantified by equally weighting several variables including, among others, junk bond appeal, market momentum, relative stock price strength and currency ratios; political factors are evaluated by reviewing headline volume and word placement across various news sources and social media outlets; and behavioral factors are evaluated by looking to certain motivator factors, the fear-greed scalars and the specific company details in relation to this background information.

When, based on the Strategy, the Adviser believes that market conditions turn positive or warrant an offensive or aggressive posture, the Fund will primarily invest in the Underlying Funds.  When the Adviser believes that market conditions warrant a defensive or protective posture, the Adviser may liquidate a substantial portion of the Underlying Funds and invest in money market instruments, cash, bonds and ETFs that short the market (perform inversely to broad market indexes), providing a hedge against the remaining long positions.

The Strategy employs various levels that dictate the percentage of the Fund’s assets to be invested defensively or offensively at a given time.  After collection of data, the Adviser employs geometric models focusing on what data points collected may be causing the biggest perceptual changes to the price of an underlying investment in the Strategy.  These thresholds of change are dictated below by how much the underlying positions will be invested or liquidated. If the Fund is 100% invested, it is analyzed on a defensive basis, thus meaning the portfolio holdings can only be liquidated.  If the Fund is partially invested or not at all, meaning it is holding investments such as money market instruments, cash, bonds, and ETFs that short the market, the Adviser will monitor to see if certain thresholds are crossed triggering further investment of the Fund’s portfolio in the Underlying Funds.  The Adviser refers to this as an offensive level of investment.

Possible Defensive Allocation Levels:

100%

75%

50%

25%

0%

Possible Offensive Allocation Levels:

0%

25%

50%

70%

75%

90%

100%

There are five defensive level progressions that dictate when and to what extent the Adviser will liquidate holdings in the Underlying Funds.  Reciprocally, there are seven offensive level progressions that dictate when and to what extent the Adviser will invest assets in the Underlying Funds.  When a level changes, it is because a collective risk differential has crossed a threshold.  Collective risk differential refers to, simply put, the changes in investment risk, both positive and negative, that is monitored by the number of collisions, amount of data points colliding, and area differentials between the geometric collisions in the underlying investment of the Strategy.  When this threshold is crossed and the Adviser determines a new defensive or offensive position should be taken, a corresponding weighting in a particular portfolio holding is automatically triggered.  Each defensive and offensive allocation level is a determination of a combination of the background evaluation of the market or sector and a specific determination for an individual portfolio holding within that background giving consideration to macro non-market events.  Such events, for example, can include tornadoes and tsunamis, terrorist attacks or significant unexpected political military actions.

Due to daily monitoring, these allocations have the potential to change quickly during volatile market periods.

Temporary Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Underthese circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.  If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses.

The Principal Risks of Investing in the Fund

General Market Risk.  The Fund and its shareholders are subject to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Other Investment Company Risk / ETF and Index Mutual Fund Risk.The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stops stock trading.

The Investment Company Act of 1940 imposes conditions on funds which invest in other funds. Except as permitted by applicable rules and interpretations of the Securities and Exchange Commission and its staff, the Fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding shares of another fund. Because of this restriction, the Fund may have to forego certain investment opportunities.

Inverse Correlation Risk.To the extent the Fund invests in inverse (or ultra-short) ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds. During periods of higher index volatility, longer-term results for such funds may be more or less than twice the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases. Additionally, because these types of ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Commodity Risk.To the extent the Fund invests in ETFs that invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulation.   Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. Furthermore, in August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.

RIC Qualification Risk. To qualify for treatment as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in ETFs that invest in physical commodities may make it more difficult for the Fund to meet these requirements. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special treatment.

Risks of Exchange Traded Notes.  ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the value of the position. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. ETNs are synthetic instruments in that they do not represent an interest in a basket of underlying securities, but they derive their return (or loss) from the performance of a group of securities, such as those represented in an index. Additionally, because the ETNs are issued by third parties, there is a risk that the party issuing the ETN may default.

Foreign Securities Risk.To the extent the Fund invests in underlying funds that invest in foreign securities, the Fund will be subject to foreign securities risk. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country related risks including political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations, and policies restricting the movement of assets; different trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

Emerging Markets Risk.To the extent that the Fund invests in underlying funds that invest in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies.

Fixed Income Securities Risk.To the extent the Fund invests in underlying funds that invest in fixed income securities, the Fund is subject to fixed income securities risk. The Fund could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Fund’s investments. These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid. If so, the Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Fluctuations in interest rates may affect the yield and value of a Fund’s investments in income-producing or fixed income or debt securities. Generally, if interest rates rise, the value of the Fund’s investments may fall. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. The Fund could lose money if it holds a fixed income security whose issuer is unable to meet its financial obligations. The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities. Junk bonds have more credit risk than investment grade bonds. Junk bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Small Companies Risk.Investing in underlying funds that invest in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Sector Risk. Although the Adviser will not concentrate the Fund’s investments in any particular industry or group of industries, the Adviser may allocate more of the Fund’s investments to an underlying fund that invests in a particular sector or sectors in the market. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Fund has over-weighted holdings within a particular sector, the Fund is subject to an increased risk that its investments in that sector may decline because of changing expectations for the performance of that sector.

Cash Investments Risk.From time to time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its investment objective. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses.

Portfolio Turnover.  The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions. The distributions may be taxable as short-term capital gains which are taxed at ordinary income taxation rates rather than at the currently lower long-term capital gains taxation rates. It is likely that all or most of the distributions will be short-term capital gains.

New FundRisk.  The Fund was recently formed.   Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such liquidation could have negative tax consequences

Management Risks.The Adviser's implementation of the Fund's strategy may fail to produce the intended results.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

General Information

Management

The Investment Adviser

ArmourWealth, Inc. is the investment adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees.  The Adviser is a registered investment adviser.

The Fund is managed by Brett Rosenberger.  The portfolio manager has managed the Fund since its inception. The Adviser was organized in 2012 as a Delaware corporation and its address is1201 O Street, Suite 101, Lincoln, Nebraska 68508.  As of October 31, 2012, the Adviser had approximately $4.2 million in assets under management.

Portfolio Manager’s Bio:

Brett Rosenberger

Brett Rosenberger - CEO/Head Portfolio Manager of ArmourWealth, Inc. Prior to creating ArmourWealth, Inc. and performing as both the CEO and Head Portfolio Manager, Mr. Rosenberger was a financial advisor for the past 7 years at both Bank of America Merrill Lynch and Citi-Smith Barney.  While at both firms, he established himself as one of the successful young advisors in both companies.  His strengths and roots are in his analytical and monitoring background going back to his days in the military.  While new to this industry, his methods have a long and successful background in the military which is why ArmourWealth, Inc. was formed.   Mr. Rosenberger has established a platform in ArmourWealth, Inc. that will allow him to bring his full range of talents to bear for his clients by tapping into his years of experience in mathematical analysis and quantification in the military.

The Fund's SAI provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Adviser receives an investment management fee equal to 0.99% of the average daily net assets of the Fund. A discussion regarding the basis of the Board of Trustees' approval of the Investment Advisory Agreement between the Trust and the Adviser will be available in the Fund's first semi-annual report to shareholders. Under the Services Agreement the Adviser receives an additional fee of 0.76% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

A discussion regarding the basis of the Board of Trustees' approval of the Investment Advisory Agreement between the Trust and the Adviser will be available in the Fund's first semi-annual report to shareholders.

Shareholder Information

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling a share of the Fund, is  thenet asset value next determined by the Fund ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Sub-Transfer Agent, Mutual Shareholder Services, plus any applicable sales charge.

If you purchase shares directly from the Fund, your order must be placed with the Sub-Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's assets are generally valued at their market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to help determine market value.

To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares of the Fund through the Distributor or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-855-270-2675. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investments

	Initial	Additional
Regular Account	$5,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$2,500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or forinsufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading (refer to “Other Important Investment Information – Market Timing” later in this prospectus). The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•

Individual or Joint Ownership.  Individual accounts are owned by one person. Joint accounts have two or more owners.

•

A Gift or Transfer to Minor(UGMA or UTMA). A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

•

Trust.An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•

Business Accounts.Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•

IRA Accounts.See “Types of Tax-Deferred Plans”.

Instructions for Opening and Adding to an Account

To Open an Account by Mail

Complete and sign the Shareholder Application or an IRA Application. Make your check payable to Armour Tactical Flex Fund.For IRA accounts, please specify the year for which the contribution is made.

Mail or overnight the application and check to:

Armour Tactical Flex Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

To add to an account by mail:

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail or overnight the slip and the check to:

Armour Tactical Flex Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

To Open an Account By Wire

Call (855) 270-2675for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

To add to an Account by Wire

Call (855) 270-2675for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Types of Tax-Deferred Accounts

•

Traditional IRA.  An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

•

Roth IRA.  An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•

Spousal IRA.An IRA funded by a working spouse in the name of a non-earning spouse.

•

SEP-IRA.  An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

•

Keogh or Profit Sharing Plans.  These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

•

403(b) Plans.An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•

401(k) Plans.Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $1,000. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.  You may also arrange for automatic monthly investments by having investments come directly from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered and include the items listed below under the caption “To Sell Shares.”  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

To Sell Shares

By Mail

Write a letter of instruction that includes:

•

The names(s) and signature(s) of all account owners.

•

Your account number.

•

The dollar or share amount you want to sell.

•

Where to send the proceeds.

•

If redeeming from your IRA, please note applicable withholding requirements.

•

Obtain a signature guarantee or other documentation, if required.

Mail or overnight your request to:

Armour Tactical Flex Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, youmay redeem Fund shares by calling (855) 270-2675. Redemption proceeds will only be mailed to your address of record.

•

You will not be able to redeem by telephone and have a check sent to your address of record for aperiod of 15 days following an address change.

•

Unless you decline telephone privileges in writing or on your account application, as long as the Fundtakes reasonable measures to verify the order, you may be responsible for any fraudulent telephoneorder.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call (855)270-2675.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account.

•

If you request the redemption proceeds to be sent to a different address than that registered onthe account.

•

If a change of address request has been received by the Sub-Transfer Agent within the last 15 days.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call (855) 270-2675.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at (855) 270-2675to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at (855) 270-2675or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at (855) 270-2675to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Redemptions In-Kind

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Other Important Investment Information

Dividends and Distributions

The Fund intends to pay distributions on an annual basis. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the transfer agent (855) 270-2675 or send a written notification to:

Armour Tactical Flex Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees also has adopted a policy and procedures (the “Procedures”) directing the Fund to reject any purchase order with respect to aninvestor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  Currently the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund.  The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund.  The Fund’s Procedures include relying on the Fund’s fair valuation processes with respect to the securities for which market quotations are not readily available. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.  To the extent the Fund invests in foreign securities, it may have additional risks associated with market timing. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.  Distributions may be subject to state and local taxes, as well as federal taxes.

For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions from REITs generally do not qualify as qualified dividend income.

Redemptions of shares of the Fund are generally taxable events in which an investor may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Fund may be required to withhold U.S federal income tax (presently at the rate of twenty-eight percent (28%)) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax, rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen FIFO (first-in, first-out) as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Other Fund Service Providers

Investment Adviser

ArmourWealth, Inc.

Administrator

Cortland Fund Services LLC

Distributor

Rafferty Capital Markets, LLC

Custodian
UMB Bank, N.A.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.,

  A memberfirm of The 1940 Act Law GroupTM

Sub-Transfer Agent

Mutual Shareholder Services, LLC

Privacy Policy

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following non-public personal information about you:

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

How to Get More Information

Where To Go For Information

For shareholder inquiries, please call (855) 270-2675.

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund, and is incorporated into this Prospectus by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. There are three ways to get a copy of these documents.

1.

Call or write for one, and a copy will be sent without charge

Armour Tactical Flex Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(855) 270-2675

2.

Call or write the Public Reference Section of SEC and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC

Washington D.C. 20549-1520

1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

3.

Go to the SEC's website (www.sec.gov) and download a text-only version.

SEC file number 811-22602

4.

Copies of these documents may also be obtained by visiting the Fund’s website at

www.armourwealth.com.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

The Adviser’s Contact Information is:

Armour Wealth Management
1201 O Street, Suite 101

Lincoln, Nebraska 68508

402.304.1877